Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q (“Quarterly Report”) of Diversified Restaurant Holdings, Inc. (the "Company") for the fiscal quarter ended September 27, 2015, I, David G. Burke, Treasurer and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1. The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 6, 2015	DIVERSIFIED RESTAURANT HOLDINGS, INC.

	By:	/s/ David G. Burke
David G. Burke Treasurer and Chief Financial Officer (Principal Financial Officer)